Exhibit 24.1

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $728,191,000 aggregate principal amount of 5.72% Notes due 2040, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 5.72% Notes due 2040 issued on May 25, 2010 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ E. C. “Pete” Aldridge, Jr.
E. C. “PETE” ALDRIDGE, JR.
Director

February 24, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $728,191,000 aggregate principal amount of 5.72% Notes due 2040, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 5.72% Notes due 2040 issued on May 25, 2010 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Nolan D. Archibald
NOLAN D. ARCHIBALD
Director

February 22, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $728,191,000 aggregate principal amount of 5.72% Notes due 2040, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 5.72% Notes due 2040 issued on May 25, 2010 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ David B. Burritt
DAVID B. BURRITT
Director

February 24, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $728,191,000 aggregate principal amount of 5.72% Notes due 2040, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 5.72% Notes due 2040 issued on May 25, 2010 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James O. Ellis, Jr.
JAMES O. ELLIS, JR.
Director

February 24, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $728,191,000 aggregate principal amount of 5.72% Notes due 2040, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 5.72% Notes due 2040 issued on May 25, 2010 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Thomas J. Falk
THOMAS J. FALK
Director

February 24, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $728,191,000 aggregate principal amount of 5.72% Notes due 2040, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 5.72% Notes due 2040 issued on May 25, 2010 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Gwendolyn S. King
GWENDOLYN S. KING
Director

February 24, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $728,191,000 aggregate principal amount of 5.72% Notes due 2040, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 5.72% Notes due 2040 issued on May 25, 2010 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James M. Loy
JAMES M. LOY
Director

February 24, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $728,191,000 aggregate principal amount of 5.72% Notes due 2040, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 5.72% Notes due 2040 issued on May 25, 2010 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Douglas M. McCorkindale
DOUGLAS H. McCORKINDALE
Director

February 24, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $728,191,000 aggregate principal amount of 5.72% Notes due 2040, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 5.72% Notes due 2040 issued on May 25, 2010 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph W. Ralston
JOSEPH W. RALSTON
Director

February 24, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $728,191,000 aggregate principal amount of 5.72% Notes due 2040, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 5.72% Notes due 2040 issued on May 25, 2010 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Anne Stevens
ANNE STEVENS
Director

February 24, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $728,191,000 aggregate principal amount of 5.72% Notes due 2040, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 5.72% Notes due 2040 issued on May 25, 2010 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Robert J. Stevens
ROBERT J. STEVENS Chairman, Chief Executive Officer, and Director

February 24, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $728,191,000 aggregate principal amount of 5.72% Notes due 2040, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 5.72% Notes due 2040 issued on May 25, 2010 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Bruce L. Tanner
BRUCE L. TANNER Executive Vice President and Chief Financial Officer

February 24, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of the $728,191,000 aggregate principal amount of 5.72% Notes due 2040, Series B of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 5.72% Notes due 2040 issued on May 25, 2010 and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Christopher J. Gregoire
CHRISTOPHER J. GREGOIRE Vice President and Controller
(Chief Accounting Officer)

February 24, 2011